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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): March 12, 2001

                       CAPITAL GAMING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

New Jersey                              0-19128                           22-3061189
--------------                         ---------                        ---------------
(State or other                  (Commission File Number)              (I.R.S. Employer
  jurisdiction                                                         Identification No.)
of incorporation)

3030 E. Camelback Road
Suite 295
Phoenix, Arizona                                                       85016
---------------------                                                  --------
(Address of principal                                                  (Zip Code)
executive offices)
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       Registrant's telephone number, including area code: (602) 667-0670

                                 Not Applicable

          (Former name or former address, if changed from last report)
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Item 5.           Other Events.

         (a)      Previous Independent Accountants

                  (i) On February 14, 2001 the independent accountants for the Company, McGladrey & Pullen, LLP, resigned as the Company's auditors.

                  (ii) The reports of McGladrey & Pullen, LLP on the financial statements of the Company for the past two fiscal years contain no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of the auditors' report covering the Company's financial statements included in the Company's Form 10-K for the fiscal year ended June 30, 2000 which contained an assumption that the Company would continue as a going concern.

                  (iii) In connection with the audits for the two most recent fiscal years and through and including February 14, 2001 there have been no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure of the nature presented in Item 304(a)(1)(iv) of the Securities and Exchange Commission Regulation S-K, which disagreements if not resolved to the satisfaction of McGladrey & Pullen, LLP would have caused them to make reference thereto in their report on the financial statements for such years.

                  (iv) During the two most recent fiscal years and through and including February 14, 2001, there have been no reportable events as defined in
Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K.

         No financial statements or pro forma financial information are required to be filed as a part of this report.

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits

         16.      Letter of McGladrey & Pullen, LLP dated March 1, 2001,
regarding the disclosure contained in Item 5(a) of the Company's Form 10-Q for the period ended December 31, 2000 as filed with the United States Securities and Exchange Commission on February 16, 2001 (filed herewith).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 12, 2001            CAPITAL GAMING INTERNATIONAL, INC.



                          By:  /s/ William S. Papazian
                             -------------------------
                          Name:    William S. Papazian, Executive Vice President
                                   Capital Gaming Management, Inc.
                                   (Authorized Representative)
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Exhibit Index

     Exhibit Number                     Description
          16.            Letter of McGladrey & Pullen, LLP dated March 1, 2001,
                         regarding the disclosure contained in Item 5(a) of the
                         Company's Form 10-Q for the period ended December 31,
                         2000 as filed with the United States Securities and
                         Exchange Commission on February 16, 2001 (filed
                         herewith).